UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2015 (April 30, 2015)

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, Genco Shipping & Trading Limited (“Genco”) entered into a letter agreement with John C. Wobensmith, its President, with respect to his employment agreement with Genco dated September 21, 2007, as amended (the “Genco Employment Agreement”) and certain related matters (the “Genco Letter Agreement”).  The Genco Letter Agreement clarified that the transactions under Genco’s prepackaged plan of reorganization implemented in its Chapter 11 bankruptcy reorganization did not constitute a change of control under the Employment Agreement; awarded Mr. Wobensmith a bonus of $807,500 for 2014; increased his base salary to $600,000, effective as of December 15, 2014; and clarified that for purposes of calculating severance payments if he is terminated without cause or resigns for good reason within two years after a change of control, the grant date value of any equity awards is deemed to be $1,500,000 for each of the years 2014, 2015, and 2016.

In connection with execution of the Genco Letter Agreement, Genco’s subsidiary Baltic Trading Limited (“Baltic Trading”) entered into a letter agreement (the “Baltic Trading Letter Agreement”) with Mr. Wobensmith with respect to his employment agreement with Baltic Trading dated December 19, 2013, as amended (the “Baltic Trading Employment Agreement”).  The Baltic Trading Letter Agreement provides that Baltic Trading and Mr. Wobensmith waive all rights under the Baltic Trading Employment Agreement effective immediately prior to the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of April 7, 2015, between Baltic Trading and Genco and that the Baltic Trading Employment Agreement will be terminated and will be of no further force and effect as of such time.  If such consummation does not occur, the waiver and termination will not be effective.

Copies of the Genco Letter Agreement and the Baltic Trading Letter Agreement are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference to such exhibits.  The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Letter Agreement dated April 30, 2015 between Genco Shipping & Trading Limited and John C. Wobensmith.

10.2	Letter Agreement dated April 30, 2015 between Baltic Trading Limited and John C. Wobensmith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: May 1, 2015

/s/ John C. Wobensmith
John C. Wobensmith
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement dated April 30, 2015 between Genco Shipping & Trading Limited and John C. Wobensmith.

10.2	Letter Agreement dated April 30, 2015 between Baltic Trading Limited and John C. Wobensmith.